================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 23, 2006

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           Indiana                      1-5627                  13-5158950
 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

               4 West Red Oak Lane
              White Plains, New York                              10604
              (Address of principal                             (Zip Code)
                executive offices)

       Registrant's telephone number, including area code: (914) 641-2000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13 e-4( c) under the Exchange Act (17 CFR 240. 13e-4(c))

================================================================================

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a) As reported below in Item 5.02 of this Form 8-K, on May 18, 2006, Janice Klettner was appointed Chief Accounting Officer, effective May 18, 2006. The material terms of Ms. Klettner's employment with the Company are summarized in
Exhibit 10.1 to this Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 18, 2006, Janice Klettner, 45, formerly Avon Products' Vice President, Corporate Controller from 1998-2005, joined ITT Industries, Inc. as its Chief Accounting Officer. Ms. Klettner was employed by Avon Products in 1985 and prior to her position as Avon's Vice President, Corporate Controller, Ms. Klettner was Vice President, Enterprise Risk Management and held various other financial positions of increasing responsibility in accounting, financial planning, forecasting, treasury and process redesign at Avon Products.

In her position as Chief Accounting Officer, Ms. Klettner will receive an annual salary of $275,000, a sign on payment of $50,000 payable in a lump sum and will be eligible for a 2006 target bonus in accordance with the approved parameters of the Company's Annual Incentive Plan for performance year 2006 calculated at 40% of base salary. This discretionary bonus is based on company and individual performance.

Ms. Klettner will also be eligible to participate in the Company's Long Term Incentive Award Program for 2006. She was granted a total target long-term incentive award of $325,000 for 2006 which is comprised as follows:

One-half in the form of a $162,500 target award under the ITT Industries 1997 Long Term Incentive Plan (the "1997 Plan"). The measurement period for this long term award will be January 1, 2006 through December 31, 2008. Payment, if any, will be made in January, 2009. The ultimate value of this award will be determined based on ITT Industries' Total Shareholder Return (TSR) relative performance as measured against the S&P Industrials, in accordance with the terms of the 1997 Plan, administrative rules and award documents. One-fourth of the total award, 1,527 shares ($81,250), will be in the form of ITT Industries' restricted stock awarded under the ITT Industries 2003 Equity Incentive Plan (the "2003 Plan"), granted May 19, 2006. These shares will be subject to a three-year period of restriction, subject to continued employment and the terms of the 2003 Plan.

One-fourth of the total award, 6,165 options ($81,250), will be in the form of a non-qualified stock option award granted May 19, 2006 under the 2003 Plan. The option exercise price will be the closing price of ITT Industries common shares on the date of grant. These options will vest in one-third cumulative annual installments and will expire seven years from date of grant, subject to continued employment and terms of the 2003 Plan.

Finally, Ms. Klettner, as an at will employee, will be eligible to receive the other benefits typically afforded other executive officers of the Company.

Mr. Robert J. Pagano, Jr., formerly Vice President and Corporate Controller, and Chief Accounting Officer, was appointed Vice President, Finance with responsibility for annual financial planning, financial forecasts and internal management reports.

A full summary of Ms. Klettner's employment terms with the Company is attached as Exhibit 10.1 to this Form 8-K, as is the Company's press release dated May 23, 2006.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

10.1 Terms of employment for Chief Accounting Officer.
99.1 Press Release dated May 23, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITT INDUSTRIES, INC.


                                             By:   /s/ Kathleen S. Stolar
                                                   -----------------------------
                                                   Kathleen S. Stolar

                                             Its:  Vice President, Secretary
                                                   and Associate General Counsel
Date: May 23, 2006